UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

HG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	No. 0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 E. 7th Street, Suite 101 Charlotte, North Carolina	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 355-4610

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 1, 2021, HG Holdings, Inc. (the “Company”) entered into a Membership Interests Purchase Agreement (the “Purchase Agreement”) with Title Agency Ventures LLC, a Delaware limited liability company (“TAV”), and Fidelis US Holdings, Inc., a Delaware corporation (“Seller”). On such date, pursuant to the Purchase Agreement and in an immediate sign-and-close transaction, the Company purchased 50% of the membership interests of TAV from Seller (the “Acquisition”) for $2.2 million (the “Purchase Price”).

The Acquisition, combined with the previously-announced acquisition by the Company in July 2021 of a 100% membership interest in National Consumer Title Group LLC (“NCTG”), a Florida limited liability company, which owns a 50% membership interest in TAV, the Company now is the sole owner of TAV, and by virtue thereof, owns all of the membership interests in Omega National Title Agency (“Omega”), a Florida based title agency. Omega operates 10 title agency locations in Florida providing title agency services for residential and commercial real estate transactions.

The Purchase Agreement contains customary representations and warranties of each party and certain covenants made by each party.  The representations and warranties by the Seller survive closing for 12 months, except certain fundamental representations survive for the latter of (i) five years, or (ii) 60 days after the expiration of the applicable statute of limitations.  The Seller’s indemnification obligations for breaches of non-fundamental representations are capped at $220,000.

The representations, warranties and covenants included in the Purchase Agreement were made solely for purposes of the agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement, including exceptions set forth on confidential disclosure schedules.  Accordingly, the Company’s shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of  related facts or circumstances, and should bear in mind that such representations, warranties and covenants were made solely for the benefit of the parties to the Purchase Agreement, were negotiated for purposes of allocating contractual risk among such parties and may be subject to contractual standards of materiality that differ from those generally applicable to shareholders.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date hereof and any such subsequent information may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of NCTG for the year ended December 31, 2020 and for the period June 1, 2019 (inception) through December 31, 2019, and the report of Thomas Howell Ferguson, P.A., independent auditor, thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of NCTG as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 are filed herewith as Exhibit 99.2, and incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company, reflecting the acquisition of NCTG and TAV as if such acquisition had occurred on June 30, 2021, the pro forma combined statement of operations of the Company for the year ended December 31, 2020 as if the acquisition had occurred on January 1, 2020, and the pro forma combined statement of operations of the Company for the subsequent interim six months ended June 30, 2021 as if the acquisition had occurred on January 1, 2021, are filed herewith as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not indicative of the operating results or financial position that actually would have been achieved if such acquisition had been in effect on the dates indicated of that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and NCTG.

(c) Shell Company Transaction.

Not applicable.

(d)  Exhibits

2.1
Equity Purchase Agreement, dated as of April 20, 2021, by and among the Company by and among National Consumer Title Insurance Company, a Florida corporation, National Consumer Title Group LLC, a Florida limited liability company, Southern Fidelity Insurance Company, a Florida corporation, Southern Fidelity Managing Agency, LLC, a Florida limited liability company, and Preferred Managing Agency, LLC, a Florida limited liability company (incorporated by reference to Exhibit 10.1 of that Current Report on Form 8-K of the Company filed April 26, 2021 with the Securities and Exchange Commission (Commission File No. 0-14938).

2.2
Membership Interest Purchase Agreement, dated as of September 1, 2021, by and among the Company and Title Agency Ventures LLC, a Delaware limited liability company, and Fidelis US Holdings, Inc., a Delaware Corporations (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K (Commission File No. 0-14938) filed September 8, 2021).

23.1	Consent of Thomas Howell Ferguson, P.A., independent auditor. (1)

99.1	The audited financial statements of National Consumer Title Group, LLC as of December 31, 2020 and 2019 and for the years then ended. (1)

99.2	The unaudited financial statements of National Consumer Title Group, LLC as of June 30, 2021 and for the three and six months then ended. (1)

99.3
The unaudited pro forma combined balance sheet of HG Holdings, Inc. reflecting the acquisition of National Consumer Title Group, LLC and Title Agency Ventures LLC as if such acquisition occurred on June 30, 2021, and the unaudited pro forma combined statement of operations for the year ended December 31, 2020 and the subsequent interim six months ended June 30, 2021. (1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: November 18, 2021	By:	/s/ Bradley G. Garner
Bradley G. Garner
Principal Financial and Accounting Officer